Exhibit 10.1

Certain information identified by bracketed asterisks ([***]) has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

SPONSORSHIP AGREEMENT

This Sponsorship Agreement (this “Agreement”) is made and entered into as of this 3rd day of March 2023 (the “Effective Date”), by and between LD Micro, Inc. (“LD Micro” or the “Promoter”) and on the other hand, SRAX, Inc., a Delaware corporation (“SRAX” or “Sponsor”).

WHEREAS, LD Micro is the organizer of certain microcap investor conferences that are titled Spring Invitational Event and the Fall Main Event and are held annually in Los Angeles, California (these conferences, together with any equivalent successor conferences held under the LD MICRO tradename, are referred to collectively as the “Events”) ;

WHEREAS, pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of March 3, 2023, by and among Freedom Holding Corp., a Nevada corporation, Freedom U.S. Markets, LLC, a Delaware limited liability company, LDM Merger Sub, Inc., a Delaware corporation, LD Micro and SRAX, Freedom Holding Corp. acquired LD Micro from SRAX (the “Acquisition”); and

WHEREAS, as part of the consideration for the Acquisition, it was agreed that Promoter will designate Sponsor as a sponsor of the Events and will provide certain benefits in connection with such Events, as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Term. The term of this Agreement (the “Term”) shall be four (4) years, commencing on the Effective Date. The Term shall encompass the 2023 Spring Invitational and continue through the 2026 Fall Main Event, unless terminated earlier in accordance with the terms herewith.

2. Duties of Promoter. During the Term, Promoter will perform the duties and provide the benefits listed on Exhibit A, attached hereto and incorporated herein by this reference.

3. Duties of Sponsor. Sponsor shall provide, at its sole expense, all banners, signs and other marketing materials containing Sponsor’s name or logo which Sponsor is permitted to utilize during the Events.

4. Indemnification.

(a) Promoter agrees to indemnify and hold Sponsor, its parent, subsidiaries and the affiliates of each such entity, as well as each officer, agent (including advertising agencies), distributor, employee, attorney, dealer, successor and assign of any of the above, harmless from and against any and all expenses, damages, claims, suits, losses, actions, judgments, liabilities and costs whatsoever (including, without limitation, reasonable outside attorneys’ fees) arising out of: (i) Promoter’s breach, misrepresentation or non-performance under this Agreement, and/or breach of any of its representations and warranties hereunder; (ii) any claim or action for personal injury, death, bodily injury, property damage or otherwise, including without limitation any right of privacy claim or claim of infringement of any third party trademarks, copyrights, or other intellectual property, suffered or incurred by any persons or entities and which is caused by Promoter’s gross negligence or willful misconduct in or about the Events; and (iii) any claim or action arising out of the gross negligent act or omission of Promoter, its employees, agents, volunteers, contractors, patrons, guests, invitees, participants and speakers involved in the Events.

(b) Sponsor agrees to indemnify and hold Promoter, its parent, subsidiaries and the affiliates of each such entity, as well as each officer, agent (including advertising agencies), distributor, employee, attorney, dealer, successor and assign of any of the above, harmless from and against any and all expenses, damages, claims, suits, losses, actions, judgments, liabilities and costs whatsoever (including, without limitation reasonable outside attorneys’ fees) arising out of: (i) Sponsor’s breach, misrepresentation or non-performance under this Agreement, and/or breach of any of its representations and warranties hereunder; (ii) any third party claim or expenses arising out of the use of the Sponsor Booth by Sponsor, or that are caused by Sponsor or Sponsor’s products, agents, employees or guests. Sponsor assumes all responsibility and liability for losses, damages and claims arising out of injury or damage to, or caused by, Sponsor’s displays, products, equipment, employee or representative, and (iii) any right of privacy claim or claim of infringement of any third party trademarks, copyrights, or other intellectual property, suffered or incurred by any persons or entities and which is caused by Sponsor’s gross negligence or willful misconduct.

5. Intellectual Property.

(a) During the Term, Sponsor may from time to time, in its sole discretion (not to be unreasonably withheld) grant Promoter the right to use trademarks, trade names, service marks, logos, artwork, designs, copy or other intellectual property owned by Sponsor (“Sponsor Intellectual Property”). Promoter and its affiliates and agents, if any, shall have no interest in or right to the use of such Sponsor Intellectual Property, except for any limited right of usage which Sponsor may grant in writing pursuant to this Agreement. Any such limited right shall, in any event, be expressly limited to the Events and any activities or promotions reasonably incident thereto, and shall be subject to any reasonable restrictions thereon imposed by Sponsor if communicated to Promoter in writing. All right, title and interest in and to the Sponsor Intellectual Property is and shall remain the sole and exclusive property of Sponsor; and Promoter shall not acquire any rights therein by reason of this Agreement. Notwithstanding anything to the contrary herein, Sponsor hereby grants to Promoter a non-exclusive license to use the Sponsor Intellectual Property in connection with the Events and as necessary to comply with Promoter’s obligations hereunder and to effectuate the purpose of this Agreement (including as set forth on Exhibit A hereto).

(b) During the Term, Promoter may from time to time, grant Sponsor the right to use trademarks, trade names, service marks, logos, artwork, designs, copy or other intellectual property owned by Promoter (“Promoter Intellectual Property”). Sponsor and its affiliates and agents, if any, shall have no interest in or right to the use of such Promoter Intellectual Property, except for any limited right of usage which Promoter may grant in writing pursuant to this Agreement. Any such limited right shall in any event be expressly limited to the Events and any activities or promotions reasonably incident thereto. All right, title and interest in and to the Promoter Intellectual Property is and shall remain the sole and exclusive property of Promoter; and Sponsor shall not acquire any rights therein by reason of this Agreement. If for any reason Sponsor obtains any rights in Promoter Intellectual Property, Sponsor hereby assigns all right, title and interest in and to the Promoter Intellectual Property to Promoter. Sponsor agrees to execute and deliver to Promoter all documents necessary to protect and/or register its Promoter Intellectual Property. Sponsor shall, in all activities relating to this Agreement, perform its obligations hereunder in a manner so as to preserve the good will of the Promoter Intellectual Property. The limited license granted hereunder is non-assignable and does not inure to the benefit of Sponsor’s permitted assigns and successors. In the event Sponsor or any affiliate or agent attempts to transfer or assign this limited license, such limited license shall terminate immediately without further action from Sponsor.

6. Event of Default / Remedies. The following events shall constitute an Event of Default (“Event of Default”) under this Agreement regardless of whether any such event shall be voluntary or involuntary or shall result from the operation of applicable laws, rules or regulations or shall be pursuant to or in compliance with any judgment, decree or order of any court of competent jurisdiction:

a.	A party makes any material misrepresentation or shall breach any representation or warranty made herein; and such failure shall continue un-remedied for a period of thirty (30) days after the receipt of written notice thereof form the non-defaulting party;
b.	A party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law, or shall make a general assignment for the benefit of creditors, or shall have an involuntary case or other proceeding instituted against it seeking similar relief;
c.	A party shall otherwise fail to perform or observe any other covenant or condition set forth herein and such failure shall continue un-remedied for a period of thirty (30) days after the receipt of written notice thereof from the non-defaulting party; or
d.	A party commits an act that brings its name into disrepute, or otherwise substantially diminishes the value of the sponsorship association for the other party.

Upon the occurrence of an Event of Default, and at any time thereafter so long as the same shall be continuing, the non defaulting party may declare, at its option, this Agreement to be in default and: (1) may immediately terminate this Agreement without any liability whatsoever; (2) may seek enforcement by appropriate court action of the terms hereof and recover damages for the breach hereof; (3) may exercise any other right or remedy available to it under law or in equity; or (4) may seek any permitted combination of such remedies. No remedy is intended to be exclusive, but each shall be cumulative, and the exercise of any such remedy shall not preclude the simultaneous or later exercise of any other remedy.

7. Representations and Warranties.

(a) Promoter represents and warrants to Sponsor that (i) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action; (ii) this Agreement is a valid and binding obligation of the Promoter enforceable against it in accordance with its terms; and (iii) there are no pending or threatened actions or proceedings which if adversely determined would impair Promoter’s rights to perform its obligations hereunder (iv) Promoter has sole and exclusive authority to grant the sponsorship and promotional rights to Sponsor which are the subject of this Agreement, that the exercise of such rights will not violate the rights of any third party, and that no rights are needed from any third parties in order to exercise such rights; (v) all materials provided or created by Promoter in connection with the Events, including but not limited to the Promoter Intellectual Property, will be entirely original and will not knowingly violate the intellectual property rights (including, but not limited to, rights under the laws of copyright or trademark) or other rights of any third party; and (vi) it will conduct the Events in accordance with past practice and in accordance with all applicable laws, rules and regulations and with the terms of this Agreement.

(b) Sponsor represents and warrants that (i) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action; (ii) this Agreement is a valid and binding obligation of Sponsor enforceable against it in accordance with its terms; and (iii) there are no pending or threatened actions or proceedings which if adversely determined would impair Sponsor’s rights to perform its obligations hereunder; (iv) all materials provided or created by Sponsor in connection with the Events, including but not limited to the Sponsor Intellectual Property, will be entirely original and will not violate the intellectual property rights, (including, but not limited to, rights under the laws of copyright or trademark), or other rights of any third party); (v) Sponsor marketing materials furnished by Sponsor shall be of high quality and, at the time of delivery, shall be free from product defects, merchantable, suited for their intended purpose, and shall be delivered pursuant to a mutually agreeable schedule as set forth in writing between Promoter and Sponsor prior to the Events; and (vi) Sponsor shall cooperate responsibly with local ordinances and Event rules regarding health, fire prevention and public safety.

8. Force Majeure. In the event of inclement weather, natural disaster, government mandated shutdowns, adverse economic circumstances or other force majeure outside of Promoter’s reasonable control forces Promoter to stage the Events at another time during the year or to cancel the Events, such failure to hold the Events on their respective originally scheduled date shall not be treated as a breach of this Agreement, provided Promoter uses commercially reasonable efforts to reschedule the Events as quickly as possible.

9. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. Neither party may assign its rights or obligations under this Agreement without the other party’s prior written consent. Notwithstanding the foregoing, either party may assign its rights and obligations under this Agreement without the other party’s consent, to: (i) an affiliate of such party; or (ii) any successor-in-interest as a result of a merger, consolidation or other corporate reorganization, or in connection with the sale or transfer of all or substantially all of it business or assets to which this Agreement relates.

10. Survival. The provisions of Sections 4 and 5 of this Agreement shall survive this Agreement’s cancellation, termination or expiration.

11. Independence. The parties shall at all times act independently. Nothing contained in this Agreement shall be construed to make one party the partner, joint venture, principal, agent or employee of the other party hereto. Specifically, Promoter shall have no express or implied authority to act for or on behalf of Sponsor, and Sponsor shall have no express or implied authority to act for or on behalf of Promoter. Further, no officer, director, employee, agent, affiliate or contractor retained by Promoter to perform work on Promoter’s behalf hereunder shall be deemed to be an employee, agent, or contractor of Sponsor, and no officer, director, employee, agent, affiliate or contractor retained by Sponsor to perform work on Sponsor’s behalf hereunder shall be deemed to be an employee, agent, or contractor of Promoter.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the parties hereby consent to the jurisdiction of New York state courts or federal courts located within the state of New York over all matters relating to this Agreement.

13. Headings. The headings herein used are for convenience purposes only and shall not be used to construe the meaning of this Agreement in any respect.

14. Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes and cancels any prior agreements, representations, warranties, or communications, whether oral or written, among the parties hereto relating to the transactions contemplated by this Agreement or the subject matter herein.

15. Severability. If any provision of this Agreement as applied to any party or to any circumstance shall be found by a court of competent jurisdiction to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of any such provision in any other circumstance, or the validity or enforceability of this Agreement, and any provision that is found to be void, invalid or unenforceable shall be curtailed and limited only to the extent necessary to bring such provision within the requirements of the law.

16. Attorneys’ Fees. In the event of any litigation or other proceeding between or among the parties hereto respecting or arising out of this Agreement, the successful or prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs in connection therewith, including, without limitation, any attorneys’ fees incurred after a judgment has been rendered by a court of competent jurisdiction.

17. Confidentiality. The specific terms of this Agreement shall be confidential and shall not be disclosed by either party to any other person or entity except (i) as mutually agreed by the parties; or (ii) where disclosure is required by law, provided that the disclosing party gives the other party prompt notice of the request for disclosure, cooperates with the other party in obtaining a protective order or other remedy, and discloses only that portion of the Agreement which it is legally compelled to disclose.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original instrument and all of which together shall constitute the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PROMOTER

LD Micro, Inc.

By:	/s/ Robert Wotczak
Name:	Robert Wotczak
Title:	Chief Executive Officer

SPONSOR

SRAX, INC.

By:	/s/ Christopher Miglino
Name:	Christopher Miglino
Title:	Chief Executive Officer

EXHIBIT A

(Duties of Promoter During the Term)

●	Promoter shall designate Sponsor as the exclusive virtual or live streaming partner at the Events (including audio and video) and Sponsor shall pay all costs and expenses associated with providing these services. No other provider will sell or provide services for streaming live or recorded presentations. In the event Sponsor is unable or unwilling to perform the services of the virtual or live streaming partner at the Events, Promoter may designate another provider for these services.

●	Promoter shall designate Sponsor as the exclusive provider of video recording interviews at the Events and Sponsor shall pay all costs and expenses associated with providing these services. The location of video recording interviews shall be in the same location as the 2022 Fall Main Event conference or in a comparable location in the event there is a change in venue. In the event Sponsor is unable or unwilling to provide video recording interviews at the Events, Promoter may designate another provider for these services.

●	Promoter shall grant Sponsor the right to be a presenter at the Events at no cost.

●	Promoter shall give Sponsor the right to select booth location at the Events and shall receive a minimum of six (6) tickets for each Event.

●	Promotor shall list Sponsor as a platinum sponsor (or equivalent successor sponsor level) at the Events and shall receive all benefits afforded to other platinum-level (or equivalent successor sponsor level) paying sponsors.

●	Promoter shall not authorize or permit any of the following direct competitors (or their affiliates) of Sponsor’s ‘Sequire’ product to be a sponsor and/or presenter at the Events (the “Platform Competitors”) provided however, that changes to the list of Platform Competitors may be made during the Term with the prior written consents of Promotor and Sponsor, which consents shall not be unreasonably withheld:

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●	Promoter shall not authorize or permit any of the following direct competitors of Sponsor’s digital and marketing services to public companies product to be a sponsor and/or presenter at the Events (the “Digital Competitors”) provided however, that changes to the list of Digital Competitors may be made during the Term with the prior written consents of Promotor and Sponsor, which consents shall not be unreasonably withheld:

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